                                                                    EXHIBIT 99.1


CASE NAME:    KEVCO, INC.                                          ACCRUAL BASIS

CASE NUMBER:  401-40783-BJH-11

JUDGE:        BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2002
                                        --------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

                                                   EXECUTIVE VICE PRESIDENT AND
/s/ WILFORD W. SIMPSON                               CHIEF FINANCIAL OFFICER
---------------------------------------            ----------------------------
Original Signature of Responsible Party                       Title


WILFORD W. SIMPSON                                        APRIL 22, 2002
---------------------------------------            ----------------------------
Printed Name of Responsible Party                              Date


PREPARER:


/s/ DENNIS S. FAULKNER                                ACCOUNTANT FOR DEBTOR
---------------------------------------            ----------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                        APRIL 22, 2002
---------------------------------------            ----------------------------
Printed Name of Preparer                                       Date

CASE NAME:    KEVCO, INC.                                     ACCRUAL BASIS - 1

CASE NUMBER:  401-40783-BJH-11

COMPARATIVE BALANCE SHEET

                                                                 SCHEDULED          MONTH                 MONTH         MONTH
ASSETS                                                             AMOUNT           JAN-02                FEB-02        MAR-02
-----                                                           -----------       -----------          -----------    -----------
1.   Unrestricted Cash (FOOTNOTE)                                     1,000             1,000                1,000              0
2.   Restricted Cash
3.   Total Cash                                                       1,000             1,000                1,000              0
4.   Accounts Receivable (Net)
5.   Inventory
6.   Notes Receivable
7.   Prepaid Expenses
8.   Other (Attach List)                                            459,000                 0                    0              0
9.   Total Current Assets                                           460,000             1,000                1,000              0
10.  Property, Plant & Equipment
11.  Less: Accumulated Depreciation/Depletion
12.  Net Property, Plant & Equipment
13.  Due From Insiders
14.  Other Assets - Net of Amortization (Attach List)             4,790,071         6,801,458            6,801,458      6,801,458
15.  Other (Attach List)                                        613,299,110       310,687,331          310,687,331    310,687,331
16.  Total Assets                                               618,549,181       317,489,789          317,489,789    317,488,789

POST PETITION LIABILITIES

17.  Accounts Payable
18.  Taxes Payable
19.  Notes Payable
20.  Professional Fees
21.  Secured Debt
22.  Other (Attach List)                                                           78,485,673           79,607,252     80,847,998
23.  Total Post Petition Liabilities                                               78,485,673           79,607,252     80,847,998

PRE PETITION LIABILITIES

24.  Secured Debt (FOOTNOTE)                                     75,885,064        13,509,318           13,590,741     13,680,889
25.  Priority Debt
26.  Unsecured Debt
27.  Other (Attach List)                                        136,505,780       141,833,049          141,833,049    141,833,049
28.  Total Pre Petition Liabilities                             212,390,844       155,342,367          155,423,790    155,513,938
29.  Total Liabilities                                          212,390,844       233,828,040          235,031,042    236,361,936

EQUITY

30.  Pre Petition Owners' Equity                                                  406,158,337          406,158,337    406,158,337
31.  Post Petition Cumulative Profit Or (Loss)                                    (10,364,925)         (11,567,927)   (12,899,821)
32.  Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                    (312,131,663)        (312,131,663)  (312,131,663)
33.  Total Equity                                                                  83,661,749           82,458,747     81,126,853
34.  Total Liabilities and Equity                                                 317,489,789          317,489,789    317,488,789



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


CASE NAME:    KEVCO, INC.                                       SUPPLEMENT TO

CASE NUMBER:  401-40783-BJH-11                                ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET


                                                            SCHEDULED             MONTH             MONTH             MONTH
ASSETS                                                       AMOUNT               JAN-02           FEB-02            MAR-02
------                                                     -----------         -----------       -----------       ------------
A.  Prepaid Escrowed Retention Pmts.                           459,000
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                   459,000

A.  Capitalized loan costs                                   4,790,071           4,297,973         4,297,973         4,297,973
B.  Investment in Subsidiaries                                                   2,503,485         2,503,485         2,503,485
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14            4,790,071           6,801,458         6,801,458         6,801,458

A.  Intercompany Receivables (FOOTNOTE)                    306,649,555
B.  Interco. Promissory Note (FOOTNOTE)                    235,981,314         235,981,314       235,981,314       235,981,314
C.  Interco. Royalties (FOOTNOTE)                           70,668,241          74,706,017        74,706,017        74,706,017
D.
E.
TOTAL OTHER ASSETS -  LINE 15                              613,299,110         310,687,331       310,687,331       310,687,331

POST PETITION LIABILITIES

A.  Interco. Payables (FOOTNOTE)                                                62,980,907        62,980,907        62,979,907
B.  Accrued Interest on Notes/Bonds                                             15,504,766        16,626,345        17,868,091
C.
D.
E.
TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                                78,485,673        79,607,252        80,847,998

PRE PETITION LIABILITIES
A.  Interco. Liabilities (FOOTNOTE)                          8,005,780           8,005,780         8,005,780         8,005,780
B.  10 3/8% Sr. Sub. Notes                                 105,000,000         105,000,000       105,000,000       105,000,000
C.  Senior Sub. Exchangeable Notes                          23,500,000          23,500,000        23,500,000        23,500,000
D.  Accrued Interest on Notes/Bonds                                              5,327,269         5,327,269         5,327,269
E.
TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27            136,505,780         141,833,049       141,833,049       141,833,049

CASE NAME:    KEVCO, INC.                                     ACCRUAL BASIS - 2

CASE NUMBER:  401-40783-BJH-11


INCOME STATEMENT
                                                          MONTH               MONTH                MONTH                 QUARTER
REVENUES                                                  JAN-02              FEB-02               MAR-02                  TOTAL
--------                                                ----------          ----------           ----------           ----------
1.   Gross Revenues
2.   Less: Returns & Discounts
3.   Net Revenue

COST OF GOODS SOLD

4.   Material
5.   Direct Labor
6.   Direct Overhead
7.   Total Cost Of Goods Sold
8.   Gross Profit

OPERATING EXPENSES

9.   Officer / Insider Compensation
10.  Selling & Marketing
11.  General & Administrative
12.  Rent & Lease
13.  Other (Attach List)
14.  Total Operating Expenses
15.  Income Before Non-Operating
     Income & Expense

OTHER INCOME & EXPENSES

16.  Non-Operating Income (Att List)
17.  Non-Operating Expense (Att List)
18.  Interest Expense                                    1,322,406           1,203,002            1,331,895            3,857,303
19.  Depreciation / Depletion
20.  Amortization
21.  Other (Attach List)
22.  Net Other Income & Expenses                        (1,322,406)         (1,203,002)          (1,331,895)          (3,857,303)

REORGANIZATION EXPENSES

23.  Professional Fees
24.  U.S. Trustee Fees
25.  Other (Attach List)
26.  Total Reorganization Expenses
27.  Income Tax
28.  Net Profit (Loss)                                  (1,322,406)         (1,203,002)          (1,331,895)          (3,857,303)


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


CASE NAME:    KEVCO, INC.                                 ACCRUAL BASIS - 3

CASE NUMBER:  401-40783-BJH-11


CASH RECEIPTS AND                                           MONTH            MONTH             MONTH             QUARTER
DISBURSEMENTS                                               JAN-02           FEB-02            MAR-02              TOTAL
-----------------                                           ------           ------            ------            -------
1.   Cash - Beginning Of Month                          SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.   Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition
4.   Post Petition
5.   Total Operating Receipts

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)
7.   Sale of Assets
8.   Other (Attach List)
9.   Total Non-Operating Receipts
10.  Total Receipts
11.  Total Cash Available

OPERATING DISBURSEMENTS

12.  Net Payroll
13.  Payroll Taxes Paid
14.  Sales, Use & Other Taxes Paid
15.  Secured / Rental / Leases
16.  Utilities
17.  Insurance
18.  Inventory Purchases
19.  Vehicle Expenses
20.  Travel
21.  Entertainment
22.  Repairs & Maintenance
23.  Supplies
24.  Advertising
25.  Other (Attach List)
26.  Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.  Professional Fees
28.  U.S. Trustee Fees
29.  Other (Attach List)
30.  Total Reorganization Expenses
31.  Total Disbursements
32.  Net Cash Flow
33.  Cash - End of Month


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


CASE NAME:    KEVCO, INC.                        SUPPLEMENT TO ACCRUAL BASIS -3
                                                 FEBRUARY, 2002
CASE NUMBER:  401-40783-BJH-11                   CASH RECEIPTS AND DISBURSEMENTS


                                               DIST LP        MFG          MGMT       HOLDING     COMP      KEVCO INC     TOTAL
                                               -------      -------     ---------     -------     ----      ---------   ---------

 1   CASH-BEGINNING OF MONTH                        --      151,415     3,006,125         --        --         1,000    3,158,540

   RECEIPTS FROM OPERATIONS
 2   CASH SALES                                     --           --                                                            --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3   PRE PETITION                                   --           --                                                            --
 4   POST PETITION                                               --                                                            --

 5   TOTAL OPERATING RECEIPTS                       --           --            --         --        --            --           --

   NON OPERATING RECEIPTS
 6   LOANS & ADVANCES                                            --                                                            --
 7   SALE OF ASSETS                                              --                                                            --
 8   OTHER                                          --       10,441        55,971         --        --            --       66,412
      INTERCOMPANY TRANSFERS                     2,315        4,304        (6,619)        --                                   --
            SALE EXPENSE REIMBURSEMENT
            INCOME TAX REFUND
            RENT
            PAYROLL TAX ADVANCE RETURNED                                   50,183
            MISC.                                                           1,820                   --
            INTEREST INCOME                                                 3,968

 9   TOTAL NON OPERATING RECEIPTS                2,315       14,745        49,352         --        --            --       66,412

10   TOTAL RECEIPTS                              2,315       14,745        49,352         --        --            --       66,412

11   CASH AVAILABLE                              2,315      166,160     3,055,477         --        --         1,000    3,224,952

   OPERATING DISBURSEMENTS
12   NET PAYROLL                                                           33,962                                          33,962
13   PAYROLL TAXES PAID                                          --         6,934                                           6,934
14   SALES, USE & OTHER TAXES PAID                               --                                                            --
15   SECURED/RENTAL/LEASES                                       --         6,834                                           6,834
16   UTILITIES                                                   --           170                                             170
17   INSURANCE                                                   --        11,271                                          11,271
18   INVENTORY PURCHASES                                         --                                                            --
19   VEHICLE EXPENSE                                             --                                                            --
20   TRAVEL                                                      --                                                            --
21   ENTERTAINMENT                                               --                                                            --
22   REPAIRS & MAINTENANCE                                       --                                                            --
23   SUPPLIES                                                    --                                                            --
24   ADVERTISING                                                                                                               --
25   OTHER                                       2,315       45,167         6,957         --        --            --       54,439
              LOAN PAYMENTS                                      --            --                                              --
                  FREIGHT                                                      --                                              --
                  CONTRACT LABOR                                 --           563                                             563
                  401 K PAYMENTS                                 --                                                            --
                  PAYROLL TAX ADVANCE ADP                                                                                      --
                  WAGE GARNISHMENTS                                                                                            --
                  MISC.                          2,315       45,167         6,394                                          53,876

26   TOTAL OPERATING DISBURSEMENTS               2,315       45,167        66,128         --        --            --      113,610

   REORGANIZATION DISBURSEMENTS
27   PROFESSIONAL FEES                                           --        30,567                                          30,567
28   US TRUSTEE FEES                                             --                                                            --
29   OTHER                                                                                                                     --
30   TOTAL REORGANIZATION EXPENSE                   --           --        30,567         --        --            --       30,567

31   TOTAL DISBURSEMENTS                         2,315       45,167        96,695         --        --            --      144,177

32   NET CASH FLOW                                  --      (30,422)      (47,343)        --        --            --      (77,765)

33   CASH-END OF MONTH                              --      120,993     2,958,782         --        --         1,000    3,080,775

CASE NAME:    KEVCO, INC.                                      ACCRUAL BASIS - 4

CASE NUMBER:  401-40783-BJH-11


                                          SCHEDULED        MONTH         MONTH         MONTH
ACCOUNTS RECEIVABLE AGING                   AMOUNT         JAN-02        FEB-02        MAR-02
-------------------------                 ---------        ------        ------        ------
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                                0             0              0


AGING OF POST PETITION                                          MONTH:  MARCH-02
TAXES AND PAYABLES                                                      --------

                              0 - 30      31 - 60      61 - 90      91 +
TAXES PAYABLE                  DAYS        DAYS          DAYS       DAYS        TOTAL
-------------                 ------      -------      -------      -----       -----
1.   Federal
2.   State
3.   Local
4.   Other (Attach List)
5.   Total Taxes Payable                                                            0
6.   Accounts Payable                                                               0


STATUS OF POST PETITION TAXES                                   MONTH:  MARCH-02
                                                                        --------



FEDERAL                             BEGINNING TAX      AMOUNT WITHHELD                            ENDING TAX
                                     LIABILITY *        AND/OR ACCRUED       (AMOUNT PAID)        LIABILITY
                                    -------------      ---------------       -------------        ----------
1.   Withholding **
2.   FICA - Employee **
3.   FICA - Employer **
4.   Unemployment
5.   Income
6.   Other (Attach List)
7.   Total Federal Taxes                                                                            0

STATE AND LOCAL

8.   Withholding
9.   Sales
10.  Excise
11.  Unemployment
12.  Real Property
13.  Personal Property
14.  Other (Attach List)
15.  Total State And Local                                                                        0
16.  Total Taxes                                                                                  0


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.


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


CASE NAME:    KEVCO, INC.                                     ACCRUAL BASIS - 5

CASE NUMBER:  401-40783-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                MONTH:  MARCH-02
                                                                        --------

BANK RECONCILIATIONS                                Account # 1       Account # 2
--------------------                                -----------       -----------
A. BANK:                                          Bank of America                     Other Accounts
B. ACCOUNT NUMBER:                                   3750768521                       (Attach List)         TOTAL
C. PURPOSE (TYPE):                                  DIP Account
1. Balance Per Bank Statement
2. Add: Total Deposits Not Credited
3. Subtract: Outstanding Checks
4. Other Reconciling Items
5. Month End Balance Per Books
6. Number of Last Check Written                         N/A


INVESTMENT ACCOUNTS

                                                        DATE            TYPE OF
BANK, ACCOUNT NAME & NUMBER                          OF PURCHASE       INSTRUMENT        PURCHASE PRICE        CURRENT VALUE
---------------------------                          -----------       ----------        --------------        -------------
7.

8.

9.

10.(Attach List)

11.Total Investments                                                                                                     0

CASH
12.Currency On Hand                                                                                                      0
13.Total Cash - End of Month                                                                                             0


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


CASE NAME:    KEVCO, INC.                                      ACCRUAL BASIS - 6

CASE NUMBER:  401-40783-BJH-11
                                                               MONTH:   MARCH-02
                                                                        --------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.


                                    INSIDERS

                                          TYPE OF              AMOUNT            TOTAL PAID
           NAME                           PAYMENT               PAID              TO DATE
           ----                           -------               ----              -------
1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To Insiders


                                  PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                                               TOTAL
                                        AUTHORIZING              AMOUNT           AMOUNT        TOTAL PAID        INCURRED
           NAME                           PAYMENT               APPROVED           PAID          TO DATE         & UNPAID *
           ----                         -----------             --------         -------        ----------       ----------
1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To Professionals

      *  Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS


                                   SCHEDULED             AMOUNTS              TOTAL
                                    MONTHLY               PAID                UNPAID
                                    PAYMENTS             DURING                POST
    NAME OF CREDITOR                  DUE                 MONTH              PETITION
    ----------------               ---------             ------            ----------
1.   Bank of America                                                       13,680,889
2.
3.
4.
5.   (Attach List)
6.   TOTAL                                                                 13,680,889



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







CASE NAME:    KEVCO, INC.                                     ACCRUAL BASIS - 7

CASE NUMBER:  401-40783-BJH-11
                                                              MONTH:   MARCH-02
                                                                       --------
QUESTIONNAIRE

                                                                                                               YES      NO
                                                                                                               ---      --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                            X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                     X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                       X

5.  Have any Post Petition Loans been received by the debtor from any party?                                             X

6.  Are any Post Petition Payroll Taxes past due?                                                                        X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                        X

8.  Are any Post Petition Real Estate Taxes past due?                                                                    X

9.  Are any other Post Petition Taxes past due?                                                                          X

10. Are any amounts owed to Post Petition creditors delinquent?                                                          X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                   X

12. Are any wage payments past due?                                                                                      X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                                               YES      NO
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?             X

2.  Are all premium payments paid current?                                                                      X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.



                              INSTALLMENT PAYMENTS


  TYPE OF POLICY              CARRIER                    PERIOD COVERED              PAYMENT AMOUNT & FREQUENCY
  --------------              -------                    --------------              --------------------------
General Liability        Aon Risk Services               3/1/02-9/1/02                Semi-Annual       $98,598
D&O Liability            Great American Insurance     11/1/2001-10/31/2004            Annual            $64,657


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

CASE NAME:    KEVCO, INC.                                  FOOTNOTES SUPPLEMENT

CASE NUMBER:  401-40783-BJH-11                             ACCRUAL BASIS

                                                           MONTH:      MARCH-02
                                                                       --------


ACCRUAL
BASIS
FORM
NUMBER   LINE NUMBER    FOOTNOTE / EXPLANATION
------   -----------    ----------------------
  1        1            Pursuant to the February 12, 2001 Order (1) Authorizing
  3        1            Continued Use of Existing Forms and Records; (2)
                        Authorizing Maintenance of Existing Corporate Bank
                        Accounts and Cash Management System; and (3) Extending
                        Time to Comply with 11 U.S.C. Section 345 Investment
                        Guidelines, funds in the Bank of America and Key Bank
                        deposit accounts are swept daily into Kevco's lead
                        account number 1295026976. The Bank of America lead
                        account is administered by, and held in the name of
                        Kevco Management Co. Accordingly, all cash receipts and
                        disbursements flow through Kevco Management's Bank of
                        America DIP account. A schedule allocating receipts and
                        disbursements among Kevco, Inc. and its subsidiaries is
                        included in this report as a Supplement to Accrual
                        Basis -3.

  1        15A,B,C      Intercompany assets were inadvertently doubled on
  1        32           Debtor's Schedules. The adjustment to equity corrects
                        the error.


  1        15B,C        Intercompany receivables/payables are from/to co-debtors
  1        22A          Kevco Management Co. (Case No. 401-40788-BJH), Kevco
  1        27A          Distribution, LP (Case No. 401-40789-BJH), Kevco
  7        3            Holding, Inc. (Case No. 401-40785-BJH), DCM Delaware,
                        Inc. (Case No. 401-40787-BJH), Kevco GP, Inc. (Case No.
                        401-40786-BJH), Kevco Components, Inc. (Case No.
                        401-40790-BJH), and Kevco Manufacturing, LP. (Case No.
                        401-40784-BJH).

  1        24           Secured debt reductions are from the sales of Kevco
                        Manufacturing, LP's operating divisions, the asset sale
                        of the South Region of Kevco Distribution, as well as
                        direct cash payments.